UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

New Horizons Fund	December 31, 2010

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Healthy earnings, fortified balance sheets, and low borrowing costs for corporations helped U.S. equities rally in the second half of 2010, resulting in a second consecutive year of stock market gains. Although the year closed with a strong advance, the stock markets were volatile for much of the year, reflecting investors’ uncertainty. Stocks produced robust returns through late April but fell sharply through early July due in part to a European debt crisis centered on Greece and a sluggish U.S. economic recovery. Equities rebounded in late August and closed the year with major indexes rising to their highest levels of 2010. Small-cap growth stocks, the focus of this fund’s investment program, posted exceptionally strong gains.

As shown in the accompanying Performance Comparison table, the New Horizons Fund returned 35.04% for the six months ended December 31, 2010, outpacing the small-cap Russell 2000 Index and the more relevant Russell 2000 Growth Index as well as its Lipper index. For the 12-month period, the fund returned 34.67%, solidly outperforming the Russell indexes and its Lipper peer group. All of the fund’s positive 12-month returns were generated in the second half. Since last June, small-caps generated better returns than large-caps, and small-cap growth stocks posted larger gains than small-cap value stocks. The same pattern prevailed during the 12-month period.

During the last six months, the New Horizons Fund outpaced its peer group of similarly managed funds—the Lipper Small-Cap Growth Funds Index. The fund’s long-term relative performance also continued to be strong. Lipper ranked the New Horizons Fund 75 out of 499, 27 out of 443, 77 out of 386, and 31 out of 240 small-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2010, respectively. (Results will vary for other time periods. Past performance cannot guarantee future results.)

The results for 2010 demonstrate that our investment approach continues to perform well. As mentioned in our last shareholder report, we invest in three major groups of small-cap growth companies—potential long-term winners, durable niche growth companies, and out-of-favor durable brand companies. Our potential long-term winners are companies with innovative, high-potential business models that operate in large, changing markets; create value for customers; and have the financial models to support their rapid growth. We look for management teams and a corporate culture that can learn and adapt. The durable niche growth companies possess a strong franchise with good prospects for growth, are led by solid management, and generate a high return on their invested capital. The last group that we will focus on is the out-of-favor durable brand companies that have a strong franchise and generate high returns but may be temporarily experiencing slower growth.

We remain committed to having a diversified portfolio because opportunities exist throughout the economy. We are focusing additional resources on seven areas of innovation—media and technology convergence, alternative energy, health care information technology, genomics, value-added distribution, financial payments technology, and collaborative and aggregate data businesses. As a whole, these areas currently make up about a quarter of the portfolio’s assets. Some of the areas, such as value-added distribution, have yielded leading holdings such as Henry Schein; others, such as alternative energy, have limited current investment possibilities but we believe will provide opportunity for the patient and prepared investor. We also do not think that all the innovative or the next-generation growth companies are domiciled in the U.S. Where there is a leading global company that we believe fits our criteria, we will add it to the portfolio. (Please see the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

MARKET ENVIRONMENT

Although the U.S. economy was in a recovery, concerns about high unemployment, weak consumer demand, and the tepid housing market dominated economic news during the past six months. In response to the country’s slow growth rate, the Federal Open Market Committee announced that it would maintain its expansive monetary policy for a while longer in order to drive down the high level of unemployment. Inflation remained subdued, with consumer prices rising only 0.1% in November, below expectations. The government estimated that the U.S. economy grew at an annualized rate of 2.6% in the third quarter, slightly faster than was previously reported, and forecasters have been raising their growth projections for the final quarter of the year.

Volatility ruled the market, with stocks peaking in the spring and then suffering through a steep sell-off from late April to early July as Congress wrestled with legislation affecting the financials sector. Investor sentiment soured over sovereign debt crises in Europe, Chinese monetary tightening to rein in mounting inflation, and the Deepwater Horizon oil rig explosion in the Gulf of Mexico. As these concerns receded in July, stock prices found a bottom in late summer and investors rediscovered their appetites for risk. Federal Reserve Chairman Ben Bernanke laid the foundation for a rebound with his announcement that he favored a new round of quantitative easing, triggering a robust rally in September, historically a weak month for equities. Corporate earnings came in stronger than expected, and the November elections resulted in major gains for the Republicans in the House and Senate, forcing President Obama to compromise on extending the Bush-era tax cuts for another two years. Investors shifted funds from the bond and money markets into stocks, generating impressive returns that lasted through year-end.

PORTFOLIO REVIEW

In stark contrast to the languid performance during the first half of 2010, most of our holdings advanced. Our strongest-performing sectors were information technology, health care, and consumer discretionary. Even our weaker-performing sectors—materials and financials—were able to add to our results.

Internet hosting and cloud computing provider Rackspace Hosting, one of the portfolio’s strongest performers, comes from one of our innovation areas—media and technology convergence. Rackspace provides websites, Web-based information technology systems, and cloud computing for companies. Cloud computing is an area of rapid innovation that is garnering considerable interest from corporate technology departments, and we believe it will be an increasingly important driver of future technology spending. While the market backdrop for Rackspace is attractive and the current position of the company is solid, it is the management team that attracts us most. The management focuses on the right things: The company measures itself on return on capital (unlike many of its peers), pays close attention to customer service, and has a desire to continue to improve and achieve scale. We believe the company is in its early growth stage.

Among our health care companies, our biotechnology holdings such as Incyte and Alexion Pharmaceuticals generated strong results during the most recent six-month period and for the year. Even though growth has been a challenge for many health care companies, these two bio-tech companies are developing innovative drugs and therapies of high value. Genomics company Illumina is another example of an innovative company that is in the early stages of what we believe will be a long and strong growth cycle. The company has developed a solid sequencing and genotyping business. It also has the potential to develop a molecular diagnostic business and is currently targeting ovarian and gastric cancers to discover if there is a genetic marker that could result in an early diagnosis of those diseases.

Despite subdued levels of consumer spending, a number of our consumer discretionary stocks produced strong returns. Chipotle Mexican Grill and Panera Bread benefited from the growing popularity of casual restaurants that are slightly more upscale than fast-food restaurants but offer affordable meals. We expect these to continue to grow because their efficient operations generate high returns that allow them to open new units and fund development of new products and concepts. O’Reilly Automotive, an auto parts retailer and one of the fund’s top holdings, had another strong year. This longtime holding has the characteristics of both a long-term winner and a durable niche company. Focused on the do-it-yourself consumers and professional auto repair shops, it has a large and lucrative potential market. The company has been able to grow geographically by organic and acquired investments.

As a group, our energy holdings represent a small portion of our portfolio, but two holdings provided outsized returns in 2010. Northern Oil & Gas, which we added earlier in the year, posted very strong results. The company has more than 70 years of exploration and production experience in the Williston Basin in the Dakotas and eastern Montana and recently has become an active player in the Dakotas’ oil-rich Bakken Formation. The company has used its historical knowledge (the chief executive officer is a fourth-generation oil landman) about the region’s geology and production to selectively buy interests in promising acreage and now has a participating interest in more than 100 exploration wells. The production results from its wells are improving, and with higher oil prices, Northern should experience a healthy increase in revenues and earnings. FMC Technologies, a producer of subsea oil and gas production equipment and a longtime holding, registered strong gains. The company has focused on improving its technology and systems and cultivating strong customer relationships. In a price-competitive industry driven by highly cyclical oil prices, FMC Technology continues to be a high-quality company with industry-leading returns on capital.

Despite the generally upbeat market environment, a few of our holdings struggled during the past six months. Regulatory concerns drove down the results for the for-profit education group, and a number of our holdings lost ground, including Strayer Education, longtime holding Apollo Group, and Capella Education. Increased federal scrutiny on methods used to recruit students was responsible for much of the decline. In addition, the economics of this industry is no longer as attractive as it once was. The likelihood of increased federal restrictions on student loans used to pay tuition to for-profit education institutions means reduced revenue opportunities and increased costs for acquiring students. As a result, we eliminated Apollo Group, Corinthian Colleges, and Capella. As with all our investments, we continue to remain diligent in monitoring our remaining holdings in the for-profit education industry.

With interest rates very low and large-cap companies interested in growth through acquisition, it is not surprising that mergers and acquisitions have picked up and had an impact on our portfolio. We try to build our portfolio with good companies that are building real businesses, and those are the kind of companies that often are targeted by larger companies. A number of our holdings—J. Crew and Atlas Energy, for example—agreed to be acquired in 2010, and we expect that trend to continue into 2011 as long as bond markets remain steady.

We eliminated a number of stocks, including mobile phone company NII Holdings, a longtime holding. We are concerned about its scale, its ability to manage, and the impact on its cash flow as it deploys its large 3G network in Mexico over the next two to three years. With the housing market remaining weak and with the possibility of investing in companies with more attractive risk/reward characteristics, we eliminated homebuilders Ryland Group and Toll Brothers. New additions to the portfolio include rue21, a clothing retailer that is oriented toward teens and college-age adults. We like the company’s management team. Its fast casual business model allows it to be fashion forward while running a highly cash-generative business.

OUTLOOK

Equity markets closed out 2010 in very strong fashion, and there is little on the near-term horizon to prevent equities from posting another period of solid performance. The economy is recovering, employment is slowly rising, and consumer sentiment is improving. Those are the encouraging signs. We are also facing some considerable long-term challenges—the growing U.S. government deficit may be the most ominous—that could take their toll on the markets years from now. We believe the manner in which the government considers and responds to recommendations from the National Commission on Fiscal Responsibility and Reform will be an important signal of the country’s willingness to address this challenge.

The past decade was not particularly good for equities, especially large-caps, and there may be a tendency to have that experience color our outlook for the next decade. Indeed, if we are in the midst of a sustained economic recovery, we may look forward to a much improved equity market. Small-cap stocks, the market leaders since the March 2009 lows, should participate in—but not necessarily lead—any further market advance.

Earnings growth among small-caps—particularly among small-cap growth companies—has outpaced large-cap earnings growth, which is typical for the early stages of an economic recovery. At some point, the trend will end, and large-cap earnings growth will accelerate, which leads to the question of valuations. After a strong six months, small-cap valuations now significantly exceed those of larger-cap shares. The New Horizons Fund’s price/earnings (P/E) ratio (stock price compared with per share earnings) stood at 27.2 at the end of 2010, its highest level since the dot-com bubble of the late 1990s. The New Horizons Fund’s P/E ratio relative to the S&P 500 on expected 12-month forward earnings is now 2.03, its highest level in decades. However, on an absolute basis, it is closer to its median. On other valuation metrics, including price/book and price/cash flow, small-caps are closer to historical highs.

Based on our experience of the past decade and at these valuations, the temptation is to say that most of the gains are behind us and it is time to trim the winners. However, if we take a much longer view beyond the recent challenging decade, it is possible to believe that high-quality, small-cap growth companies still have a lot more room to run. In the past, these companies were able to increase their earnings fast enough to sustain these high multiples. We believe that there are a number of superior small-cap companies at the early stage of another cycle of growth and innovation. If that proves to be case, we may be more tolerant of their valuations and focused on opportunities for these smaller companies to become large companies. If it appears that growth is slowing or that there is an issue with the company, we will not hesitate to reduce our holdings.

Given the valuations and the number of uncertainties we face, we realize that our margin for error is narrower. Yet we are confident that T. Rowe Price’s team of research analysts will continue to identify high-quality, well-managed, innovative small-cap companies with strong earnings potential. We also believe our diversified portfolio of high-growth small-cap companies can deliver attractive returns to shareholders over time.

Respectfully submitted,

Henry Ellenbogen
President of the fund and chairman of its Investment Advisory Committee

January 19, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 2000 Growth Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/10
Henry Schein	2.8%
O'Reilly Automotive	2.4
FMC Technologies	2.3
FactSet Research Systems	1.7
Roper Industries	1.7
Panera Bread	1.5
Rackspace Hosting	1.3
Waste Connections	1.2
SXC Health Solutions	1.2
MSCI	1.2
Global Payments	1.2
Incyte	1.1
MSC Industrial Direct	1.0
Morningstar	1.0
Alexion Pharmaceuticals	1.0
SBA Communications	1.0
Clean Harbors	1.0
Gartner	1.0
Sapient	0.9
Northern Oil & Gas	0.9
Korn/Ferry	0.9
Amerigroup	0.9
Chipotle Mexican Grill	0.9
Tempur-Pedic	0.9
Solera Holdings	0.9
Total	31.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 93.9%		
CONSUMER DISCRETIONARY 17.7%		
Distributors 0.7%		
Pool	2,341,304	52,773
		52,773
Diversified Consumer Services 1.2%		
American Public Education (1)	826,720	30,787
Archipelago Learning (1)	247,900	2,432
K12 (1)	1,450,930	41,584
Strayer Education	135,300	20,595
		95,398
Hotels, Restaurants & Leisure 5.5%		
Chipotle Mexican Grill (1)	330,000	70,178
Choice Hotels International	1,529,226	58,524
Orient-Express (1)	3,835,500	49,823
Panera Bread, Class A (1)	1,153,100	116,705
PF Chang's China Bistro	544,500	26,386
Vail Resorts (1)	974,089	50,692
WMS Industries (1)	1,182,649	53,503
		425,811
Household Durables 1.7%		
Harman International (1)	982,037	45,468
iRobot (1)	626,600	15,590
Tempur-Pedic (1)	1,729,000	69,264
		130,322
Internet & Catalog Retail 0.9%		
Blue Nile (1)	657,700	37,528
HSN (1)	980,783	30,051
		67,579

ENERGY 6.3%		
Energy Equipment & Services 4.0%		
Carbo Ceramics	421,100	43,601
FMC Technologies (1)	2,017,100	179,340
Helix Energy Solutions Group (1)	2,972,600	36,087
Oil States International (1)	640,000	41,018
RigNet (1)	383,300	5,209
		305,255
Oil, Gas & Consumable Fuels 2.3%		
Cloud Peak Energy (1)	1,182,900	27,479
Concho Resources (1)	290,800	25,494
Northern Oil & Gas (1)	2,695,900	73,356
SM Energy	522,300	30,779
Targa Resources (1)	339,600	9,105
Venoco (1)	804,300	14,839
		181,052
Total Energy		486,307
FINANCIALS 5.2%		
Capital Markets 1.5%		
Financial Engines (1)	2,053,300	40,717
Greenhill	749,600	61,228
Penson Worldwide (1)	734,800	3,593
Trian Acquisition, Equity Units, EC (1)	1,380,100	–
Waddell & Reed Financial, Class A	376,600	13,290
		118,828
Commercial Banks 1.2%		
East West Bancorp	431,858	8,443
Signature Bank (1)	1,189,900	59,495
Texas Capital Bancshares (1)	495,800	10,546
Western Alliance Bancorp (1)	1,761,217	12,963

Wilmington Trust	646,900	2,807
		94,254
Consumer Finance 0.7%		
Green Dot, Class A (1)(2)	682,700	38,736
Netspend Holdings (1)	1,197,615	15,354
		54,090
Diversified Financial Services 1.2%		
MSCI, Class A (1)	2,340,199	91,174
		91,174
Insurance 0.3%		
Infinity Property & Casualty	384,521	23,763
		23,763
Thrifts & Mortgage Finance 0.3%		
MGIC Investment (1)	1,895,900	19,319
		19,319
Total Financials		401,428
HEALTH CARE 18.6%		
Biotechnology 6.9%		
Alexion Pharmaceutical (1)	942,000	75,878
Alkermes (1)	669,624	8,223
Anacor Pharmaceuticals (1)	669,900	3,597
Array BioPharma (1)	60,370	181
BioMarin Pharmaceutical (1)	1,067,800	28,756
Dyadic International (1)	892,400	1,901
Exelixis (1)	3,900,000	32,019
Halozyme Therapeutics (1)	497,100	3,937
Human Genome Sciences (1)	1,556,800	37,192
Idenix Pharmaceuticals (1)	2,886,790	14,549
Incyte (1)	4,950,000	81,972

Infinity Pharmaceuticals (1)	579,721	3,438
InterMune (1)	495,700	18,043
Lexicon Pharmaceuticals (1)	3,966,700	5,712
Momenta Pharmaceuticals (1)	790,400	11,832
Neurocrine Biosciences (1)	1,093,400	8,354
Pharmacyclis (1)	578,700	3,518
Pharmasset (1)	1,090,800	47,352
Regeneron Pharmaceuticals (1)	1,983,200	65,108
Seattle Genetics (1)	1,388,300	20,755
Theravance (1)	571,700	14,333
Vertex Pharmaceuticals (1)	1,115,500	39,076
Vical (1)	2,600,000	5,252
		530,978

Health Care Equipment & Supplies 1.4%

ArthroCare (1)	196,200	6,094
Conceptus (1)	1,461,900	20,174
EnteroMedics (1)	908,400	2,798
EnteroMedics, Warrants, 6/13/16 (1)	908,400	1,917
HeartWare International (1)	241,855	21,179
IDEXX Laboratories (1)	659,600	45,657
Wright Medical Group (1)	745,700	11,581
		109,400

Health Care Providers & Services 6.0%

AMERIGROUP (1)	1,632,200	71,686
Catalyst Health Solutions (1)	821,648	38,198
Centene (1)	1,039,486	26,340
Health Management (1)	5,542,100	52,872
Henry Schein (1)	3,466,900	212,833
LCA-Vision (1)	624,700	3,592
PSS World Medical (1)	1,564,100	35,349
VCA Antech (1)	1,188,700	27,685
		468,555

Health Care Technology 2.3%		
AthenaHealth (1)	831,779	34,086
Computer Programs & Systems	212,572	9,957
HealthStream (1)(2)	1,583,900	12,735
MedAssets (1)	1,297,740	26,201
SXC Health Solutions (1)	2,180,400	93,452
		176,431
Life Sciences Tools & Services 1.1%		
Bruker (1)	1,919,900	31,870
Illumina (1)	865,400	54,815
		86,685
Pharmaceuticals 0.9%		
Aegerion Pharmaceuticals (1)	218,100	3,090
Alexza Pharmaceuticals (1)	1,309,200	1,637
Alexza Pharmaceuticals, Warrants, 10/20/16 Acquisition Date: 10/5/09, Acquisition Cost $79 (1)(3)	630,000	186
AVANIR Pharmaceuticals (1)	4,041,800	16,491
Cadence Pharmaceuticals (1)	500,000	3,775
Cadence Pharmaceuticals, Warrants, 2/18/14 Acquisition Date: 2/18/09, Acquisition Cost $16 (1)(3)	131,000	295
Cardiome Pharma (1)	1,349,300	8,663
Map Pharmaceuticals (1)	226,000	3,783
Medicines Company (1)	1,060,800	14,989
Optimer Pharmaceuticals (1)	616,733	6,975
Xenoport (1)	1,100,000	9,372
		69,256
Total Health Care		1,441,305
INDUSTRIALS & BUSINESS SERVICES 16.3%		
Aerospace & Defense 1.4%		
HEICO, Class A (2)	1,194,735	44,587
Hexcel (1)	3,108,800	56,238

Taser International (1)	1,715,900	8,065
		108,890
Air Freight & Logistics 0.6%		
Clark Holdings, Equity Units (1)(2)	919,200	232
Clark Holdings, Warrants, 2/15/11 (1)(2)	590,000	6
Hub Group, Class A (1)	1,260,648	44,299
		44,537
Airlines 0.8%		
Allegiant Travel (2)	1,235,700	60,846
		60,846
Commercial Services & Supplies 5.0%		
American Reprographics (1)	495,800	3,763
Clean Harbor (1)	889,600	74,798
EnerNOC (1)	806,700	19,288
GEO (1)	991,700	24,455
Higher One Holdings (1)	568,700	11,505
IHS (1)	717,900	57,712
Innerworkings (1)(2)	3,182,900	20,848
Mobile Mini (1)(2)	2,131,900	41,977
Multiplus (BRL)	1,777,900	36,147
Waste Connections	3,499,200	96,333
		386,826
Electrical Equipment 0.8%		
A123 Systems (1)	1,193,900	11,390
Acuity Brands	942,900	54,377
		65,767
Industrial Conglomerates 1.7%		
Roper Industries	1,693,400	129,427
		129,427

Machinery 1.7%		
Actuant, Class A	2,305,000	61,359
Colfax (1)	1,517,600	27,939
Energy Recovery (1)	951,863	3,484
Middleby (1)	468,600	39,559
		132,341
Professional Services 2.2%		
Advisory Board (1)(2)	922,800	43,953
CoStar Group (1)	938,200	54,003
Korn/Ferry (1)(2)	3,125,200	72,223
		170,179
Trading Companies & Distributors 2.1%		
Beacon Roofing Supply (1)	1,729,600	30,908
H&E Equipment Services (1)	991,800	11,475
Interline Brands (1)	1,561,300	35,551
MSC Industrial Direct	1,254,700	81,166
		159,100
Total Industrials & Business Services		1,257,913
INFORMATION TECHNOLOGY 23.1%		
Communications Equipment 1.3%		
ADTRAN	700,000	25,347
Aruba Networks (1)	800,000	16,704
Blue Coat Systems (1)	600,000	17,922
Finisar (1)	200,000	5,938
Meru Networks (1)	398,856	6,150
Riverbed Technology (1)	750,000	26,378
		98,439
Computers & Peripherals 0.6%		
Intevac (1)(2)	1,541,900	21,602

QLogic (1)	700,000	11,914
Synaptics (1)	500,000	14,690
		48,206
Electronic Equipment, Instruments & Components 1.5%		
DTS (1)	750,000	36,788
Elster Group, ADR (1)	500,000	8,450
FARO Technologies (1)	184,300	6,052
National Instruments	500,000	18,820
Orbotech (1)	950,000	12,426
Trimble Navigation (1)	970,000	38,732
		121,268
Internet Software & Services 3.1%		
Art Technology (1)	1,200,000	7,176
Constant Contact (1)	875,000	27,116
Mercadolibre (1)	233,000	15,530
OpenTable (1)	425,600	29,996
Rackspace Hosting (1)	3,231,500	101,501
SPS Commerce (1)(2)	600,000	9,480
Taleo, Class A (1)	800,000	22,120
Vocus (1)	950,000	26,277
		239,196
IT Services 3.6%		
Gartner (1)	2,251,200	74,740
Genpact (1)	1,300,000	19,760
Global Payments	1,961,600	90,646
iSoftstone Holdings, ADR (1)	450,000	8,176
Kratos Defense & Security Solutions (1)	629,000	8,284
Paychex	94,400	2,918
Sapient	6,066,356	73,403
Xoom, Acquisition Date: 8/26/10, Acquisition Cost $449 (1)(3)	401,257	449
		278,376

Semiconductor & Semiconductor Equipment 3.7%

Atheros Communications (1)	900,000	32,328
Cavium Networks (1)	500,000	18,840
Cymer (1)	400,000	18,028
FEI (1)(2)	1,950,000	51,500
GT Solar International (1)	2,500,000	22,800
Hittite Microwave (1)	100,000	6,104
Intersil, Holding, Class A	1,000,000	15,270
MaxLinear (1)	75,000	807
PDF Solutions (1)	950,000	4,579
PMC-Sierra (1)	3,900,000	33,501
SemiLEDs Taiwan (1)	105,300	3,059
Semtech (1)	900,000	20,376
Silicon Laboratories (1)	1,100,000	50,622
Teradyne (1)	500,000	7,020
		284,834

Software 9.3%

Ariba (1)	1,850,000	43,456
Blackboard (1)	1,065,900	44,022
Bottomline Technologies (1)	1,125,000	24,424
Cadence Design Systems (1)	6,500,000	53,690
Commvault Systems (1)	500,000	14,310
Concur Technologies (1)	1,000,000	51,930
DynaVox, Class A (1)(2)	975,000	5,002
Epiq Systems (2)	2,300,000	31,579
FactSet Research Systems	1,438,400	134,864
Fortinet (1)	900,000	29,115
Gameloft (EUR) (1)	3,646,180	26,603
Informatica (1)	925,000	40,728
OPNET Technologies	650,000	17,401
QLIK Technologies (1)	100,000	2,581
RealD (1)	300,000	7,776
RealPage (1)	234,075	7,240

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/10	Value 12/31/09
Advisory Board	$ -	$ 3,546	$ -	$ 43,953	$ 30,660
Allegiant Travel	27,372	173	739	60,846	*
American Public Education	5,995	14,135	-	*	34,360
Capella Education	-	40,854	-	-	64,005
Christopher & Banks	-	28,247	328	-	14,478
Clark Holdings, Equity Units	-	64	-	232	417
Clark Holdings Warrants, 2/15/11	-	-	-	6	6
Conceptus	-	2,961	-	*	30,016
Constant Contact	948	14,104	-	*	24,800
Dolan Media	-	27,494	-	-	20,420
DTS	11,360	7,454	-	*	*
DynaVox, Class A	13,892	28	-	5,002	-
Epiq Systems	2,477	69	157	31,579	29,379
FARO Technologies	-	25,989	-	*	25,728
FEI	8,694	3,264	-	51,500	*
Financial Engines	31,132	180	-	*	-
Global Traffic Network	1,029	45	-	13,989	5,531
Green Dot, Class A	32,372	94	-	38,736	-
HealthStream	-	5,645	-	12,735	9,085
HEICO, Class A	5,848	124	120	44,587	28,768
Innerworkings	16,702	134	-	20,848	*
Interline Brands	-	4,470	-	*	30,222
Intevac	-	68	-	21,602	17,836

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/10
Investment Income (Loss)	
Income	
Dividend	$ 18,686
Interest	1,944
Securities lending	107
Other	234
Total income	20,971
Expenses	
Investment management	41,117
Shareholder servicing	9,235
Prospectus and shareholder reports	187
Custody and accounting	326
Registration	62
Legal and audit	44
Directors	33
Miscellaneous	33
Total expenses	51,037
Expenses paid indirectly	(1)
Net expenses	51,036
Net investment loss	(30,065)
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	541,403
Futures	28,428
Foreign currency transactions	(569)
Net realized gain	569,262
Change in net unrealized gain (loss)	
Securities	1,432,084
Futures	1,534
Other assets and liabilities denominated in foreign currencies	20
Change in net unrealized gain	1,433,638
Net realized and unrealized gain	2,002,900
INCREASE IN NET ASSETS FROM OPERATIONS	$ 1,972,835

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Horizons Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $196,000 for the year ended December 31, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2010, the fund realized $22,116,000 of net gain on $45,201,000 of in-kind redemptions.

New Accounting Pronouncement On January 1, 2010 the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2010, totaled ($3,629,000) for the year ended December 31, 2010.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

As of December 31, 2010, the fund held equity futures with cumulative unrealized gain of $1,534,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended December 31, 2010, the fund recognized $28,428,000 of realized gain on Futures and a $1,534,000 change in unrealized gain on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2010, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At December 31, 2010, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,812,178,000 and $2,912,668,000, respectively, for the year ended December 31, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2010 and December 31, 2009 were characterized for tax purposes as follows:

At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2010, the fund utilized $180,250,000 of capital loss carryforwards. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2010, expenses incurred pursuant to these service agreements were $115,000 for Price Associates; $1,669,000 for T. Rowe Price Services, Inc.; and $3,068,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2010, the fund was charged $203,000 for shareholder servicing costs related to the college savings plans, of which $144,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2010, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2010, the fund was allocated $118,000 of Spectrum Funds’ expenses and $1,531,000 of Retirement Funds’ expenses. Of these amounts, $1,018,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2010, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds and 11% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price New Horizons Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $401,000 from short-term capital gains,

• $221,901,000 from long-term capital gains, which was subject to the 15% rate gains category.

For taxable non-corporate shareholders, $13,755,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $13,755,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
2001	Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc. (1984
2009	to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[128]	Inc.; Chairman of the Board and Director, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director and Chief Executive Officer, T. Rowe Price
International; Chief Executive Officer, Chairman of the Board, Director,
and President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company; Vice President, New Horizons Fund
1988
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New Horizons Fund	Principal Occupation(s)

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

G. Mark Bussard (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Cofounder and Chief
Operating Officer, Rivanna Pharmaceuticals
(to 2006)

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Rhett K. Hunter (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, MIT Sloan School
of Management (to 2007), and Bowdoin College
(to 2005)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Graham M. McPhail (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Analyst, The Boston
Company Asset Management (to 2008); Junior
Portfolio Manager, J.L. Kaplan Associates
(to 2006)

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price International, and T. Rowe Price
Retirement Plan Services, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Clark R. Shields (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, Harvard Business
School (to 2006)

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Ashley R. Woodruff, CFA (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Senior Vice President and
Senior Restaurants Analyst, Friedman, Billings,
Ramsey & Co. (to 2007); Associate Director,
High Growth Restaurant Analyst, Bear Stearns
Equity Research (to 2006)

Nalin Yogasundram (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Equity Analyst Intern,
American Century Investments (to 2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011